LIBERTY ALL-STAR® EQUITY FUND

USA

1ST QUARTER MARCH 31, 2013

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND Period Ending March 31, 2013 (Unaudited)

Fund Statistics	1st Quarter 2013
Net Asset Value (NAV)	$5.80
Market Price	$5.17
Discount	10.9%
Distribution	$0.08
Market Price Trading Range	$4.83 to $5.21
Discount Range	9.3% to 12.5%

Performance
Shares Valued at NAV with Dividends Reinvested	10.15%
Shares Valued at Market Price with Dividends Reinvested	10.12%
S&P 500® Index	10.61%
Lipper Large-Cap Core Mutual Fund Average *	10.30%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	61st
Number of Funds in Category	980

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Large-Cap Core Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	April 2013

The domestic equity market began 2013 by posting a quarter of historic proportions, as both the S&P 500® Index and the Dow Jones Industrial Average (DJIA) reached record highs. The widely followed DJIA recorded its best opening quarter since 1998, initially reaching a new high of 14253.77 on March 5 and a new record high by closing the quarter at 14578.54. Just over three weeks later on March 28—the final trading day of the quarter—the S&P 500® Index closed at its own record high of 1569.19. Both indices reached their previous peaks in 2007 prior to the financial crisis and great recession.

The equity markets delivered strong results despite economic weakness that can be traced to that crisis. These challenges include high unemployment, a weak (but recovering) housing market, stagnant personal income and fiscal battles both here and abroad. The domestic economy grew at a muted annual rate of 0.4 percent in the fourth quarter of 2012. The Federal Reserve is generally credited with fueling the recovery through a twofold program of pumping money into the economy through its bond-purchasing programs, commonly referred to as “quantitative easing,” and keeping interest rates at record lows. In addition, there were bright spots during 2013’s first quarter. Existing home sales hit a three-year high, weekly applications for unemployment benefits generally declined, consumer spending and consumer confidence both rose, and manufacturing growth rates accelerated.

Liberty All-Star® Equity Fund kept pace with robust double-digit returns from its benchmarks. The Fund returned 10.15 percent with shares valued at net asset value (NAV) with dividends reinvested and 10.12 percent with shares valued at market price with dividends reinvested. By comparison, the S&P 500® Index returned 10.61 percent for the quarter and the Lipper Large-Cap Core Mutual Fund Average gained 10.30 percent. The discount at which Fund shares trade relative to their NAV was largely unchanged from the previous quarter.

Relative to the S&P 500®, the Fund was underweight the strong-performing healthcare and consumer staples sectors; the latter category was strong as stocks with more defensive characteristics and higher dividend yields continued to be in high demand by investors seeking income in a low interest rate environment. Good stock selection in the financials and information technology sectors helped the Fund.

In keeping with policy, the Fund’s distribution for the first quarter was $0.08. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.00 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

First Quarter Report (Unaudited) | March 31, 2013	1

President’s Letter	Liberty All-Star® Equity Fund

Like the first quarter of 2012, the first quarter of 2013 produced strong investment returns. As 2012 proved to be a good year for investors, we are hopeful that 2013 will also produce rewarding full-year results. This year, the second quarter has gotten off to a choppy start. But, we continue to believe that the Fund is well positioned for the vast majority of market environments, and we remain positive on the outlook for the year. Thank you for your continued support of the Fund.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2013 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
March 31, 2013 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013 1st Quarter	0.08
Total	$22.82

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

First Quarter Report (Unaudited) | March 31, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
March 31, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
JPMorgan Chase & Co.	2.43%
Google, Inc., Class A	2.26
QUALCOMM, Inc.	2.18
Citigroup, Inc.	1.76
Schlumberger Ltd.	1.76
ACE Ltd.	1.64
State Street Corp.	1.47
SunTrust Banks, Inc.	1.35
Visa, Inc., Class A	1.35
TE Connectivity Ltd.	1.35
MetLife, Inc.	1.28
Devon Energy Corp.	1.27
Hewlett-Packard Co.	1.26
Dell, Inc.	1.25
Microsoft Corp.	1.18
Salesforce.com, Inc.	1.15
Apple, Inc.	1.14
Bank of America Corp.	1.13
NVR, Inc.	1.12
Chesapeake Energy Corp.	1.10
29.43%

Economic Sectors*	Percent of Net Assets
Financials	23.52%
Information Technology	20.39
Energy	14.41
Consumer Discretionary	12.21
Health Care	9.39
Industrials	7.09
Consumer Staples	5.81
Materials	2.49
Telecommunication Services	1.22
Utilities	0.98
Other Net Assets	2.49
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
March 31, 2013 (Unaudited)

The following are the major ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2013.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/13

Purchases

Altera Corp.	114,804	114,804
Baker Hughes, Inc.	73,725	142,025
Edwards Lifesciences Corp.	55,584	55,584
Google, Inc., Class A	8,455	30,748
Ralph Lauren Corp.	19,293	19,293
Salesforce.com, Inc.	20,547	69,447
Willis Group Holdings PLC	77,800	77,800
WPX Energy, Inc.	222,305	339,770

Sales

Acme Packet, Inc.	(158,031)	0
Apple, Inc.	(35,312)	27,700
Baidu, Inc.	(61,823)	0
Dollar General Corp.	(79,302)	41,990

First Quarter Report (Unaudited) | March 31, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund
March 31, 2013 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS	As of March 31, 2013 (Unaudited)

	Investment Style Spectrum

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	40	39	34	48	32	156*	500
Percent of Holdings in Top 10	51%	39%	39%	37%	44%	18%	19%
Weighted Average Market Capitalization (billions)	$34	$63	$84	$57	$72	$62	$105
Average Five-Year Earnings Per Share Growth	0%	3%	5%	13%	22%	9%	10%
Dividend Yield	1.1%	2.1%	2.4%	1.3%	0.9%	1.6%	2.2%
Price/Earnings Ratio**	13x	14x	15x	17x	24x	16x	17x
Price/Book Value Ratio	1.0x	2.4x	2.2x	3.7x	6.7x	3.2x	3.6x
*	Certain holdings are held by more than one manager. ** Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.51%)
CONSUMER DISCRETIONARY (12.21%)
Auto Components (1.89%)
Delphi Automotive PLC	158,925	$7,056,270
Johnson Controls, Inc.	273,338	9,585,964
Magna International, Inc.	63,255	3,713,068

		20,355,302

Diversified Consumer Services (0.58%)
Apollo Group, Inc., Class A(a)	362,856	6,310,066

Hotels, Restaurants & Leisure (2.06%)
Carnival Corp.	118,450	4,062,835
Marriott International, Inc., Class A	194,306	8,205,542
Orient-Express Hotels Ltd., Class A(a)	165,222	1,629,089
Starbucks Corp.	145,600	8,293,376

		22,190,842

Household Durables (2.18%)
NVR, Inc.(a)	11,230	12,129,636
Toll Brothers, Inc.(a)	334,826	11,464,442

		23,594,078

Internet & Catalog Retail (1.44%)
Amazon.com, Inc.(a)	35,784	9,536,078
priceline.com, Inc.(a)	8,775	6,036,586

		15,572,664

Media (1.34%)
Comcast Corp., Class A	49,880	2,095,459
Comcast Corp., Special Class A	19,944	790,181
Omnicom Group, Inc.	140,000	8,246,000
The Walt Disney Co.	59,372	3,372,330

		14,503,970

Multi-Line Retail (0.20%)
Dollar General Corp.(a)	41,990	2,123,854

Specialty Retail (1.51%)
Dick’s Sporting Goods, Inc.	82,616	3,907,737
Staples, Inc.	646,750	8,685,852
Tiffany & Co.	15,770	1,096,646
The TJX Cos., Inc.	56,425	2,637,869

		16,328,104

Textiles, Apparel & Luxury Goods (1.01%)
Burberry Group PLC(b)	64,627	2,606,407
Hugo Boss AG(a)(b)	22,166	494,302
NIKE, Inc., Class B	76,573	4,518,572
Ralph Lauren Corp.	19,293	3,266,498

		10,885,779

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	7

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (5.81%)
Beverages (1.85%)
The Coca-Cola Company	136,471	$5,518,887
Diageo PLC(b)	48,987	6,164,524
Molson Coors Brewing Co., Class B	91,025	4,453,854
PepsiCo, Inc.	48,000	3,797,280

		19,934,545

Food & Staples Retailing (1.01%)
Costco Wholesale Corp.	61,664	6,543,167
CVS Caremark Corp.	80,000	4,399,200

		10,942,367

Food Products (1.72%)
Archer-Daniels-Midland Co.	210,000	7,083,300
Kellogg Co.	48,000	3,092,640
Mead Johnson Nutrition Co.	75,000	5,808,750
Mondelez International, Inc., Class A	85,943	2,630,715

		18,615,405

Household Products (0.66%)
The Procter & Gamble Co.	92,500	7,128,050

Tobacco (0.57%)
Philip Morris International, Inc.	65,885	6,108,198

ENERGY (14.41%)
Energy Equipment & Services (4.74%)
Baker Hughes, Inc.	142,025	6,591,380
National-Oilwell Varco, Inc.	50,600	3,579,950
Oceaneering International, Inc.	101,700	6,753,897
Schlumberger Ltd.	253,208	18,962,747
Tidewater, Inc.	143,000	7,221,500
Weatherford International Ltd.(a)	665,748	8,082,181

		51,191,655

Oil, Gas & Consumable Fuels (9.67%)
Anadarko Petroleum Corp.	43,330	3,789,209
Arch Coal, Inc.	1,398,480	7,593,746
BP PLC(b)	223,451	9,463,150
Chesapeake Energy Corp.	580,471	11,847,413
Chevron Corp.	61,000	7,248,020
Cobalt International Energy, Inc.(a)	257,430	7,259,526
ConocoPhillips	103,000	6,190,300
CONSOL Energy, Inc.	68,025	2,289,041
Devon Energy Corp.	243,583	13,742,953
Exxon Mobil Corp.	44,775	4,034,675
Occidental Petroleum Corp.	106,000	8,307,220

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.	415,330	$8,784,230
Royal Dutch Shell PLC, ADR(b)	130,762	8,520,452
WPX Energy, Inc.(a)	339,770	5,443,115

		104,513,050

FINANCIALS (23.52%)
Capital Markets (5.44%)
The Charles Schwab Corp.	658,300	11,645,327
Franklin Resources, Inc.	32,825	4,950,338
The Goldman Sachs Group, Inc.	37,450	5,510,767
Invesco Ltd.	193,325	5,598,692
Morgan Stanley	437,060	9,606,579
State Street Corp.	269,175	15,905,551
UBS AG	359,525	5,533,090

		58,750,344

Commercial Banks (4.26%)
BB&T Corp.	200,700	6,299,973
Huntington Bancshares, Inc.	334,911	2,474,992
KeyCorp	250,685	2,496,823
PNC Financial Services Group, Inc.	69,119	4,596,413
Regions Financial Corp.	737,768	6,042,320
SunTrust Banks, Inc.	506,413	14,589,759
Wells Fargo & Co.	255,925	9,466,666

		45,966,946

Consumer Finance (1.09%)
American Express Co.	103,500	6,982,110
Capital One Financial Corp.	87,802	4,824,720

		11,806,830

Diversified Financial Services (5.31%)
Bank of America Corp.	998,746	12,164,726
Citigroup, Inc.	428,904	18,974,713
JPMorgan Chase & Co.	552,370	26,215,480

		57,354,919

Insurance (7.05%)
ACE Ltd.	198,910	17,697,023
The Allstate Corp.	234,700	11,516,729
American International Group, Inc.(a)	237,055	9,202,475
Assured Guaranty Ltd.	266,519	5,492,956
Axis Capital Holdings Ltd.	262,835	10,939,193
Genworth Financial, Inc., Class A(a)	209,959	2,099,590
MetLife, Inc.	364,850	13,871,597
Willis Group Holdings PLC	77,800	3,072,322
WR Berkley Corp.	51,556	2,287,540

		76,179,425

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	9

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Investment Trusts (0.37%)
Camden Property Trust	57,977	$3,981,860

HEALTH CARE (9.39%)
Biotechnology (0.15%)
Celgene Corp.(a)	14,032	1,626,449

Health Care Equipment & Supplies (2.66%)
Becton, Dickinson and Co.	75,650	7,232,897
Edwards Lifesciences Corp.(a)	55,584	4,566,781
Hologic, Inc.(a)	206,564	4,668,346
Intuitive Surgical, Inc.(a)	9,000	4,420,710
Zimmer Holdings, Inc.	105,000	7,898,100

		28,786,834

Health Care Providers & Services (2.24%)
Aetna, Inc.	31,075	1,588,554
Brookdale Senior Living, Inc.(a)	268,582	7,488,066
Express Scripts, Holding Co.(a)	74,624	4,302,074
Laboratory Corp. of America Holdings(a)	47,850	4,316,070
WellPoint, Inc.	98,487	6,522,794

		24,217,558

Health Care Technology (0.67%)
Cerner Corp.(a)	75,864	7,188,114

Life Sciences Tools & Services (0.86%)
Life Technologies Corp.(a)	75,700	4,892,491
Thermo Fisher Scientific, Inc.	57,000	4,359,930

		9,252,421

Pharmaceuticals (2.81%)
Abbott Laboratories	97,525	3,444,583
Allergan, Inc.	75,100	8,383,413
Johnson & Johnson	88,500	7,215,405
Teva Pharmaceutical Industries Ltd.(b)	284,954	11,306,975

		30,350,376

INDUSTRIALS (7.09%)
Aerospace & Defense (2.14%)
The Boeing Co.	34,125	2,929,631
L-3 Communications Holdings, Inc.	76,175	6,164,081
Northrop Grumman Corp.	72,650	5,096,398
Precision Castparts Corp.	36,100	6,845,282
Textron, Inc.	68,241	2,034,264

		23,069,656

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Airlines (0.30%)
US Airways Group, Inc.(a)	193,990	$3,292,010

Building Products (0.41%)
Masco Corp.	218,425	4,423,106

Construction & Engineering (0.51%)
Fluor Corp.	83,054	5,508,972

Electrical Equipment (0.80%)
Emerson Electric Co.	120,000	6,704,400
Rockwell Automation, Inc.	23,001	1,986,137

		8,690,537

Machinery (0.89%)
Joy Global, Inc.	70,169	4,176,459
Navistar International Corp.(a)	157,111	5,431,327

		9,607,786

Professional Services (0.62%)
Verisk Analytics, Inc., Class A(a)	109,600	6,754,648

Road & Rail (0.54%)
CSX Corp.	235,578	5,802,286

Trading Companies & Distributors (0.68%)
Fastenal Co.	143,397	7,363,436

Transportation Infrastructure (0.20%)
Aegean Marine Petroleum Network, Inc.	314,925	2,113,147

INFORMATION TECHNOLOGY (20.39%)
Communications Equipment (3.34%)
Cisco Systems, Inc.	420,987	8,802,838
Harris Corp.	79,200	3,670,128
QUALCOMM, Inc.	352,074	23,571,354

		36,044,320

Computers & Peripherals (4.35%)
Apple, Inc.	27,700	12,260,851
Dell, Inc.	940,537	13,477,895
Hewlett-Packard Co.	571,025	13,613,236
NetApp, Inc.(a)	147,663	5,044,168
Stratasys Ltd.(a)	35,673	2,647,650

		47,043,800

Electronic Equipment & Instruments (1.96%)
Corning, Inc.	500,000	6,665,000

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	11

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
TE Connectivity Ltd.	346,775	$14,540,276

		21,205,276

Internet Software & Services (3.68%)
eBay, Inc.(a)	32,979	1,788,121
Equinix, Inc.(a)	32,200	6,965,182
Google, Inc., Class A(a)	30,748	24,414,835
LinkedIn Corp., Class A(a)	37,100	6,531,826

		39,699,964

IT Services (2.52%)
Cognizant Technology Solutions Corp., Class A(a)	75,600	5,791,716
Visa, Inc., Class A	85,765	14,566,328
The Western Union Co.	457,963	6,887,763

		27,245,807

Semiconductors & Semiconductor Equipment (1.05%)
Altera Corp.	114,804	4,072,098
ARM Holdings PLC(b)	155,000	6,567,350
MEMC Electronic Materials, Inc.(a)	151,092	664,805

		11,304,253

Software (3.49%)
Citrix Systems, Inc.(a)	36,128	2,606,996
Microsoft Corp.	443,600	12,691,396
Oracle Corp.	178,675	5,778,350
Salesforce.com, Inc.(a)	69,447	12,419,207
VMware, Inc., Class A(a)	53,300	4,204,304

		37,700,253

MATERIALS (2.49%)
Chemicals (1.61%)
The Mosaic Co.	85,269	5,082,885
PPG Industries, Inc.	17,825	2,387,480
Praxair, Inc.	55,200	6,157,008
The Sherwin-Williams Co.	22,221	3,752,905

		17,380,278

Metals & Mining (0.88%)
Freeport-McMoRan Copper & Gold, Inc.	140,808	4,660,745
Silver Wheaton Corp.	155,600	4,878,060

		9,538,805

TELECOMMUNICATION SERVICES (1.22%)
Wireless Telecommunication Services (1.22%)
American Tower Corp.	129,360	9,950,371
Vodafone Group PLC(b)	112,500	3,196,125

		13,146,496

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
UTILITIES (0.98%)
Electric Utilities (0.57%)
Entergy Corp.	80,975	$5,120,859
FirstEnergy Corp.	24,409	1,030,060

		6,150,919

Independent Power Producers & Energy Traders (0.41%)
NRG Energy, Inc.	167,173	4,428,413

TOTAL COMMON STOCKS
(COST OF $943,096,404)		1,053,274,173

	PAR VALUE
SHORT TERM INVESTMENT (2.43%)
REPURCHASE AGREEMENT (2.43%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/28/13, due 04/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.05%, 01/01/42, market value of $26,737,838 (Repurchase proceeds of $26,201,029) (COST OF $26,201,000)	$26,201,000	$26,201,000

TOTAL INVESTMENTS (99.94%)
(COST OF $969,297,404)(c)		1,079,475,173
OTHER ASSETS IN EXCESS OF LIABILITIES (0.06%)		664,105

NET ASSETS (100.00%)		$1,080,139,278

NET ASSET VALUE PER SHARE
(186,370,843 SHARES OUTSTANDING)		$5.80

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $979,175,647.

Gross unrealized appreciation and depreciation at March 31, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$196,620,390
Gross unrealized depreciation	(96,320,864)
Net unrealized appreciation	$100,299,526

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2013	13

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2013 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2013 (Unaudited)

its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,053,274,173	$–	–	$1,053,274,173
Short Term Investment	–	26,201,000	–	26,201,000
Total	$1,053,274,173	$26,201,000	–	$1,079,475,173

*See Schedule of Investments for industry classification.

For the period ended March 31, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2013	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2013 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Description of Lipper Benchmark and Market Indices

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Dow Jones Industrial Average

A price- weighted measure of 30 U.S. blue-chip companies.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

You cannot invest directly in an index.

16	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Tané T. Tyler, Secretary

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000XXX 09/31/13

ALL-STAR®
EQUITY FUND

USA
LISTED
NYSE

A Member of the
Closed-End
Fund
Association, Inc.
www.closed-endfunds.com